Exhibit 99.B(j)(2)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

ING Investors Trust

We consent to the use of our reports dated February 24, 2010 and February 25, 2010, incorporated herein by reference, to the ING Artio Foreign Portfolio, ING BlackRock Inflation Protected Bond Portfolio, ING BlackRock Large Cap Growth Portfolio, ING BlackRock Large Cap Value Portfolio, ING Clarion Global Real Estate Portfolio, ING Clarion Real Estate Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Global Resources Portfolio, ING Goldman Sachs Commodity Strategy Portfolio, ING Janus Contrarian Portfolio, ING JPMorgan Emerging Markets Equity Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING Limited Maturity Bond Portfolio, ING Liquid Assets Portfolio, ING Lord Abbett Growth and Income Portfolio (Formerly ING Lord Abbett Affiliated Portfolio), ING Marsico Growth Portfolio, ING Marsico International Opportunities Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Morgan Stanley Global Franchise Portfolio (Formerly ING Van Kampen Global Franchise Portfolio), ING Morgan Stanley Global Tactical Asset Allocation Portfolio (Formerly ING Van Kampen Global Tactical Asset Allocation Portfolio), ING PIMCO Global Advantage Bond Portfolio, ING PIMCO High Yield Portfolio, ING PIMCO Total Return Bond Portfolio, ING Pioneer Equity Income Portfolio, ING Pioneer Fund Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING Templeton Global Growth Portfolio, ING U.S. Stock Index Portfolio (formerly ING Stock Index Portfolio), ING Van Kampen Growth and Income Portfolio, ING Wells Fargo Health Care Portfolio (Formerly ING Evergreen Health Sciences Portfolio), ING Wells Fargo Omega Growth Portfolio (Formerly ING Evergreen Omega Portfolio) and ING Wells Fargo Small Cap Disciplined Portfolio, each a series of ING Investors Trust, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 28, 2010

Consent of Independent Registered Public Accounting Firm

The Board of Directors

ING Investors Trust

We consent to the use of our report dated February 24, 2010, incorporated herein by reference, to ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio, ING American Funds International Portfolio, and ING American Funds World Allocation Portfolio, each a series of ING Investors Trust, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 28, 2010

Consent of Independent Registered Public Accounting Firm

The Board of Directors

ING Investors Trust

We consent to the use of our report dated February 24, 2010, incorporated herein by reference, to ING Retirement Conservative Portfolio (formerly, ING LifeStyle Conservative Portfolio), ING Retirement Growth Portfolio (formerly, ING LifeStyle Growth Portfolio), ING Retirement Moderate Growth Portfolio (formerly, ING LifeStyle Moderate Growth Portfolio), and ING Retirement Moderate Portfolio (formerly, ING Lifestyle Moderate Portfolio), each a series of ING Investors Trust, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 28, 2010